As filed with the U.S. Securities and Exchange Commission on February 5, 2010

Registration No. 333-163741

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Pre-Effective Amendment No. 3
to
FORM S-1

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

NeoStem, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	8090	22-2343568
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

420 Lexington Avenue, Suite 450
New York, New York 10170
(212) 584-4180

(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)

Catherine M. Vaczy, Esq.
Vice President and General Counsel
NeoStem, Inc.
420 Lexington Avenue, Suite 450
New York, NY 10170
(212) 584-4180

(Name, Address, Including Zip Code, and Telephone Number,
Including Area Code, of Agent for Service)

Copies to:

Gregory Sichenzia, Esq. Andrew Smith, Esq. Sichenzia Ross Friedman Ference LLP 61 Broadway New York, New York 10006 Tel: (212) 930-9700 Fax: (212) 930-9725	Steven D. Pidgeon, Esq. DLA Piper LLP (US) 2525 East Camelback Road, Suite 1000 Phoenix, AZ 85016 Tel: (480) 606-5100 Fax: (480) 606-5524

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated Filer ☐	Accelerated Filer ☐
Non-Accelerated Filer ☐	Smaller Reporting Company ☒

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to Be Registered	Amount to Be Registered(2)	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Stock, $0.001 par value	12,775,000 Shares	$1.98 per Share	$25,294,500	$1,803.50	(3)

(1)	Estimated in accordance with Rule 457(o) solely for the purpose of calculating the registration fee.
(2)	Calculated pursuant to Rule 457(o) based on an estimate of the proposed maximum offering price, including shares subject to an over-allotment option of the underwriters.
(3)	$1,803.50 has been paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

EXPLANATORY NOTE

The purpose of this Amendment No. 3 to the Form S-1 Registration Statement is to file the information required by Item 13 in Part II, to delete two exhibits and to file herewith the form of Underwriting Agreement (as Exhibit 1) and the Form of Opinion of Sichenzia Ross Friedman Ference LLP (as to legality of securities being registered by NeoStem, Inc.) (as Exhibit 5(a)) and the List of Subsidiaries (as Exhibit 21(a)). Accordingly, this Amendment No. 3 consists only of the facing page, this explanatory note, and Items 13 and 16 of Part II of the Registration Statement. The prospectus and financial statements are unchanged and have been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution.

Total expenses for this offering are estimated to be approximately $650,000, including:

SEC registration fees	$1,803.50
FINRA filing fees	$3,433
Printing expenses	$38,000
Legal fees to our securities, corporate, IP, regulatory, and PRC counsel	$300,400
Accounting fees	$75,000
Roadshow costs and expenses, including travel and out-of-pocket expenses	$15,000
Reimbursable expenses of the underwriters, including: legal fees to underwriters’ counsel and all out-of-pocket expenses	$200,000
Miscelllaneous	$16,250

All amounts are estimated except for the fees relating to SEC registration and FINRA filing.

Item 16. Exhibits and Financial Statement Schedules.

Exhibit(1)	Description	Reference
1	Form of Underwriting Agreement, between NeoStem, Inc. and Roth Capital Partners, LLC. †
2(a)	Agreement and Plan of Merger, dated as of November 2, 2008, by and among NeoStem, Inc., China Biopharmaceuticals Holdings, Inc., China Biopharmaceuticals Corp., and CBH Acquisition LLC (included in Annex A to the Registration Statement on Form S-4/A filed by registrant on October 6, 2009 and effective October 7, 2009).
(b)	Amendment No. 1 to Agreement and Plan of Merger, made and entered into as of the 1st day of July, 2009, by and among NeoStem, Inc., CBH Acquisition LLC, China Biopharmaceuticals Holdings, Inc., and China Biopharmaceuticals Corp. (included in Annex A to the Registration Statement on Form S-4/A filed by registrant on October 6, 2009 and effective October 7, 2009)
2(c)	Amendment No. 2 to Agreement and Plan of Merger, made and entered into as of the 27th day of August, 2009, by and among NeoStem, Inc., CBH Acquisition LLC, China Biopharmaceuticals Holdings, Inc., and China Biopharmaceuticals Corp. (included in Annex A to the Registration Statement on Form S-4/A filed by registrant on October 6, 2009 and effective October 7, 2009).
2(d)	Notice dated July 13, 2009 regarding termination of Share Exchange Agreement(36)	2.2
3(a)	Amended and Restated Certificate of Incorporation with Certificate of Designations for Series D Preferred Stock as Certified June 23, 2009, filed with the Securities and Exchange Commission as an exhibit, numbered as indicated above, to our Post-Effective Amendment No. 1 to Registration Statement on Form S-8, File No. 333-159282, which exhibit is incorporated here by reference.	4.3
(b)	Amended and Restated By-Laws dated August 1, 2006*	3.2
(c)	Certificate of Amendment of Amended and Restated Certificate of Incorporation of NeoStem, Inc., filed with the Secretary of State of the State of Delaware on October 30, 2009, incorporated by reference to exhibit 3.2 of registrant’s current report on Form 10-Q filed on November 6, 2009.	3.2
(d)	Certificate of Amendment of Amended and Restated Certificate of Incorporation of NeoStem, Inc., filed with the Secretary of State of the State of Delaware on October 30, 2009, incorporated by reference to exhibit 3.3 of registrant’s current report on Form 10-Q filed on November 6, 2009.	3.3

Exhibit(1)	Description	Reference
(e)	Certificate of Designations of Series C Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware on October 30, 2009, incorporated by reference to exhibit 3.4 of registrant’s current report on Form 10-Q filed on November 6, 2009.	3.4
(f)	Certificate of Merger, filed with the Secretary of State of the State of Delaware on October 30, 2009, incorporated by reference to exhibit 3.5 of registrant’s current report on Form 10-Q filed on November 6, 2009.	3.5
4(a)	Form of Underwriters’ Warrant dated August 14, 2007(1)	10.2
(b)	Form of Underwriter Warrant Clarification Agreement among NeoStem, Inc. and certain members of its Underwriting Group(2)	10.4
(c)	Form of Class A Warrant Agreement and Certificate from August 2007(3)	4.2
(d)	Form of Warrant Clarification Agreement between NeoStem, Inc. and Continental Stock Transfer and Trust Company(2)	10.3
(e)	Form of Warrant(4)	99.1
(f)	Restated Warrant Agreement dated August 14, 2007(1)	10.1
(g)	Form of Promissory Note — September 2002 Offering(5)	4.1
(h)	Form of Promissory Note — February 2003 Offering(5)	4.2
(i)	Form of Promissory Note — March 2003 Offering(5)	4.3
(j)	Form of Convertible Promissory Note from December 2005(4)	10.1
(k)	Registration Rights Agreement, dated June 2, 2006, between Phase III Medical, Inc. and certain investors listed therein(6)	10.2
(l)	Form of Warrant to Purchase Shares of Common Stock of Phase III Medical, Inc from June 2006(6)	10.3
(m)	Form of Phase III Medical, Inc. Registration Rights Agreement from July/August 2006(7)	10.2
(n)	Form of Phase III Medical, Inc. Warrant to Purchase Shares of Common Stock from July/August 2006(7)	10.3
(o)	Form of Redeemable Warrant to Purchase Shares of Common Stock of NeoStem, Inc. from January/February 2007(8)	10.2
(p)	Form of Non-Redeemable Warrant to Purchase Shares of Common Stock of NeoStem, Inc. from January/February 2007(8)	10.3
(q)	Form of Redeemable Warrant to Purchase Shares of Common Stock of NeoStem, Inc. from May 2008(9)	10.1
(r)	Form of Redeemable Warrant to Purchase Shares of Common Stock of NeoStem, Inc. issued to RimAsia Capital Partners L.P. in September 2008(10)	10.2
(s)	Letter Agreement dated December 18, 2008 between NeoStem, Inc. and RimAsia Capital Partners, L.P.(11)	4.1
(t)	Form of Warrant to Purchase Shares of Common Stock of NeoStem, Inc. from October 2008(11)	4.2
(u)	Form of Redeemable Warrant to Purchase Shares of Common Stock of NeoStem, Inc. from November 2008(11)	4.3
(v)	Specimen Certificate for Common Stock(12)	4.1
(w)	Certificate of Designations for Series D Preferred Stock(13)	4.1
(x)	Form of Warrant issued in connection with April and July 2009 private placements(13)	4.2
(y)	Certificate of Designations for Series C Preferred Stock(42)	Annex I

Exhibit(1)	Description	Reference
(y)	Restated Certificate of Incorporation with Certificate of Designations for Series D Preferred Stock as certified June 23, 2009 (incorporated by reference to registrant’s current report on Form 8-K filed on October 29, 2009)	4.3
(z)	Form of Class E Common Stock Purchase Warrant (included as Annex J to the Registration Statement on Form S-4/A filed by registrant on October 6, 2009 and effective October 7, 2009)	Annex J
5 (a)	Form of Opinion of Sichenzia Ross Friedman Ference LLP (as to legality of securities being registered by NeoStem, Inc).†	5.1
10 (a)	NeoStem, Inc. 2003 Equity Participation Plan, as amended(14)	10.2
(b)	NeoStem, Inc. 2009 Equity Compensation Plan(42)	Annex F
(b)-1	NeoStem, Inc. 2009 Non-U.S. Based Equity Compensation Plan(43)	Annex G
(c)	Form of Stock Option Agreement(5)	10.2
(d)	Form of Option Agreement dated July 20, 2005(15)	10.5
(e)	Stock Option Agreement dated as of February 6, 2003 between Corniche Group Incorporated and Mark Weinreb(16)	99.3
(f)	Restricted Stock Agreement with Mark Weinreb(17)	10.8
(g)	Promissory Note made by NeoStem in favor of Catherine M. Vaczy(18)	10.2
(h)	Form of Promissory Note Extension(15)	10.6
(i)	Stock Purchase Agreement, dated April 20, 2005, between Phase III Medical, Inc. and Catherine M. Vaczy(18)	10.1
(j)	Stock Option Agreement dated April 20, 2005, between Phase III Medical, Inc. and Catherine M. Vaczy(18)	10.4
(k)	Amendment dated July 18, 2005 to Stock Purchase Agreement with Catherine M. Vaczy dated April 20, 2005(15)	10.1
(l)	Securities Purchase Agreement, dated June 2, 2006, between Phase III Medical, Inc. and certain investors listed therein(6)	10.1
(m)	Form of Phase III Medical, Inc. Securities Purchase Agreement from July/August 2006(19)	10.1
(n)	Form of Amendment Relating to Purchase by Investors in Private Placement of Convertible Notes and Warrants December 2005 and January 2006(19)	10.4
(o)	Second Form of Amendment Relating to Purchase by Investors in Private Placement of Convertible Notes and Warrants December 2005 and January 2006(14)	10.1
(p)	Form of Subscription Agreement from January/February 2007 among NeoStem, Inc., Emerging Growth Equities, Ltd. And certain investors listed therein(8)	10.1
(q)	Form of Subscription Agreement from May 2008 among NeoStem, Inc. and certain investors listed therein(9)	10.1
(r)	Form of Subscription Agreement between NeoStem, Inc. and RimAsia Capital Partners, L.P.(10)	10.1
(s)	Form of Subscription Agreement from October 2008 between NeoStem, Inc. and an investor listed therein(11)	10.1
(t)	Form of Subscription Agreement from November 2008 between NeoStem, Inc. and an investor listed therein(11)	10.2
(u)	Form of Subscription Agreement from the April 2009 private placement(13)	4.3
(v)	Asset Purchase Agreement dated December 6, 2005 by and among Phase III Medical, Inc., Phase III Medical Holding Company, and NeoStem, Inc.(20)	99.1

Exhibit(1)	Description	Reference
(w)	Agreement and Plan of Acquisition among NeoStem, Inc., Stem Cell Technologies, Inc. and UTEK Corporation(21)	10.1
(x)	License Agreement between Stem Cell Technologies, Inc. and the University of Louisville Research Foundation, Inc.(21)	10.2
(y)	Amendment No. 1 to Exclusive License Agreement between Stem Cell Technologies, Inc. and the University of Louisville Research Foundation, Inc.(22)	10.2
(z)	Sponsored Research Agreement between NeoStem, Inc. and the University of Louisville Research Foundation, Inc.(21)	10.3
(aa)	Amendment No. 1 to Sponsored Research Agreement between NeoStem, Inc. and the University of Louisville Research Foundation, Inc.(22)	10.1
(bb)	Stem Cell Collection Services Agreement dated December 15, 2006 between NeoStem and HemaCare Corporation(23)	10.1
(cc)	Advisory Agreement dated May 2006 between Phase III Medical, Inc. and Duncan Capital Group LLC(24)	10(ee)
(dd)	Amendment dated February 1, 2007 to Advisory Agreement dated May 2006 between Phase III Medical, Inc. and Duncan Capital Group LLC(23)	10.2
(ee)	Employment Agreement between Phase III Medical, Inc. and Dr. Robin L. Smith, dated May 26, 2006(6)	10.4
(ff)	January 26, 2007 Amendment to Employment Agreement of Robin Smith(25)	10.1
(gg)	September 27, 2007 Amendment to Employment Agreement of Robin L. Smith(26)	10.1
(hh)	Letter agreement dated January 9, 2008 with Dr. Robin Smith(27)	10.1
(ii)	Employment Agreement dated as of February 6, 2003 by and between Corniche Group Incorporated and Mark Weinreb(16)	99.2
(jj)	Amendment dated July 20, 2005 to Employment Agreement with Mark Weinreb dated February 6, 2003(15)	10.2
(kk)	Letter Agreement between Phase III Medical, Inc. and Mark Weinreb effective as of June 2, 2006(6)	10.5
(ll)	January 26, 2007 Amendment to Employment Agreement of Mark Weinreb(25)	10.2
(mm)	September 28, 2007 Amendment to Employment Agreement of Mark Weinreb(26)	10.2
(nn)	Employment Agreement between the Company and Larry A. May dated January 19, 2006(28)	10.1
(oo)	Letter Agreement between Phase III Medical, Inc. and Larry A. May effective as of June 2, 2006(6)	10.7
(pp)	January 26, 2007 Amendment to Employment Agreement of Larry A. May(25)	10.3
(qq)	Letter Agreement, dated April 20, 2005, between Phase III Medical, Inc. and Catherine M. Vaczy(18)	10.3
(rr)	Letter Agreement dated August 12, 2005 with Catherine M. Vaczy(15)	10.7
(ss)	Letter Agreement dated December 22, 2005 between Phase III Medical, Inc. and Catherine M. Vaczy(29)	10(y)
(tt)	Letter Agreement dated January 30, 2006 between Phase III Medical, Inc. and Catherine M. Vaczy(29)	10(cc)
(uu)	Letter Agreement between Phase III Medical, Inc. and Catherine M. Vaczy effective as of June 2, 2006(6)	10.6
(vv)	January 26, 2007 Employment Agreement with Catherine M. Vaczy(25)	10.4
(ww)	Letter agreement dated January 9, 2008 with Catherine M. Vaczy(27)	10.2

Exhibit(1)	Description	Reference
(xx)	Letter Agreement dated as of August 12, 2004 by and between Phase III Medical, Inc. and Dr. Wayne A. Marasco(30)	10.6
(yy)	Amendment dated July 20, 2005 to Employment Agreement with Wayne A. Marasco dated August 12, 2004(15)	10.3
(zz)	Letter Agreement between Phase III Medical, Inc. and Wayne A. Marasco effective as of June 2, 2006(6)	10.8
(aaa)	Employment Agreement between the Company and Denis O. Rodgerson dated January 19, 2006(28)	10.2
(bbb)	Employment Agreement between NeoStem, Inc. and Renee F. Cohen dated August 15, 2007(31)	10.1
(ccc)	Board of Directors Agreement by and between Phase III Medical, Inc. and Joseph Zuckerman(30)	10.8
(ddd)	Form of Lock Up and Voting Agreement (NeoStem) dated November 2, 2008 by and between NeoStem, Inc., China BioPharmaceutical Holdings, Inc. and the individuals listed therein(11)	10.3
(eee)	Form of Lock Up and Voting Agreement (China BioPharmaceutical Holdings, Inc.) dated November 2, 2008 by and between NeoStem, Inc., China BioPharmaceutical Holdings, Inc. and the individuals listed therein(11)	10.4
(fff)	Lease Modification Agreement dated April 13, 2009 between NeoStem, Inc. and SLG Graybar Sublease LLC and Original Agreement of Lease dated as of June 14, 2006, with related Consent and Assignment and Assumption Documents(35)	10.1
(ggg)	Consigned Management and Technology Service Agreement dated June 1, 2009 among Qingdao Niao Bio-Technology Ltd., NeoStem (China), Inc. and The Shareholder of Qingdao Niao Bio-Technology Ltd.(38)	10.1
(hhh)	Equity Pledge Agreement dated June 1, 2009 among Qingdao Niao Bio-Technology Ltd., NeoStem (China), Inc. and The Shareholder of Qingdao Niao Bio-Technology Ltd.(38)	10.2
(iii)	Exclusive Purchase Option Agreement dated June 1, 2009 among Qingdao Niao Bio-Technology Ltd., NeoStem (China), Inc. and The Shareholder of Qingdao Niao Bio-Technology Ltd.(38)	10.3
(jjj)	Loan Agreement dated June 1, 2009 between NeoStem (China), Inc. and The Shareholder of Qingdao Niao Bio-Technology Ltd.(38)	10.4
(kkk)	Consigned Management and Technology Service Agreement dated June 1, 2009 among Beijing Ruijieao Bio-Technology Ltd., NeoStem (China), Inc. and The Shareholder of Beijing Ruijieao Bio-Technology Ltd.(38)	10.5
(lll)	Equity Pledge Agreement dated June 1, 2009 among Beijing Ruijieao Bio-Technology Ltd., NeoStem (China), Inc. and The Shareholder of Beijing Ruijieao Bio-Technology Ltd.(38)	10.6
(mmm)	Exclusive Purchase Option Agreement dated June 1, 2009 among Beijing Ruijieao Bio-Technology Ltd., NeoStem (China), Inc. and The Shareholder of Beijing Ruijieao Bio-Technology Ltd.(38)	10.7
(nnn)	Loan Agreement dated June 1, 2009 between NeoStem (China), Inc. and The Shareholder of Beijing Ruijieao Bio-Technology Ltd.(38)	10.8
(ooo)	Network Agreement, dated June 15, 2009, between NeoStem, Inc. and Enhance BioMedical Holdings Limited(35)	10.2
(ppp)	Funding Agreement made as of July 1, 2009 by and between NeoStem, Inc., China Biopharmaceuticals Holdings, Inc., China Biopharmaceuticals Corp., and RimAsia Capital Partners L.P.(33)	10.2

Exhibit(1)	Description	Reference
(qqq)	Amendment No. 1 dated June 29, 2009 to Lock Up and Voting Agreement (NeoStem) dated November 2, 2008 by and between NeoStem, Inc., China BioPharmaceutical Holdings, Inc. and the individuals listed therein.(35)	10.3
(rrr)	Joinders dated June 29, 2009 to Lock Up and Voting Agreement (NeoStem) dated November 2, 2008 by and between NeoStem, Inc., China BioPharmaceutical Holdings, Inc. and the individuals listed therein.(35)	10.4
(sss)	Employment Agreement dated July 6, 2009 between NeoStem, Inc. and Alan Harris, M.D., Ph.D.(34)	10.1
(ttt)	Letter Agreement dated July 8, 2009 between NeoStem, Inc. and Catherine M. Vaczy, Esq.(34)	10.2
(uuu)	Amendment dated July 29, 2009 to Employment Agreement dated May 26, 2006 between NeoStem, Inc. and Robin Smith.(37)	10.1
(vvv)	Employment Agreement dated August 17, 2009 between NeoStem, Inc. and Anthony Salerno.(incorporated by reference to the Registration Statement on Form S-4/A filed by registrant on October 6, 2009 and effective October 7, 2009)	10(vvv)
(www)	Commercial Lease dated as of September 1, 2009 between NeoStem, Inc. and Rivertech Associates II, LLC, c/o The Abbey Group(incorporated by reference to the Registration Statement on Form S-4/A filed by registrant on October 6, 2009 and effective October 7, 2009)
(xxx)	Separation Agreement and General Release made as of September 29, 2009, by and between Mark Weinreb and NeoStem, Inc.(42)	10(xxx)
(yyy)	Form of Indemnification Agreement(42)	10.2
(zzz)	Agreement with Progenitor Cell Therapy, LLC dated December 31, 2009(44)	10.1
14 (a)	Code of Ethics for Senior Financial Officers(12)	14.1
21 (a)	Subsidiaries of NeoStem, Inc.†	21.1
23 (a)	Consent of Sichenzia Ross Friedman Ference LLP (included in Exhibit 5.1)	23.1
(b)	Consent of Holtz Rubenstein Reminick LLP(45)	23.2
(c)	Consent of Frazer Frost, LLP (successor entity of Moore Stephens Wurth Frazer & Torbet, LLP)(45)	23.3

†	Filed herewith.
*	Filed with the Securities and Exchange Commission (the “SEC”) as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated August 1, 2006, which exhibit is incorporated here by reference.
(1)	Filed with the SEC as an exhibit, numbered as indicated above, to our quarterly report on Form 10-QSB for the quarter ended September 30, 2007, which exhibit is incorporated here by reference.
(2)	Filed with the SEC as an exhibit, numbered as indicated above, to our quarterly report on Form 10-Q for the quarter ended September 30, 2008, which exhibit is incorporated here by reference.
(3)	Filed with the SEC as an exhibit, numbered as indicated above, to Pre-Effective Amendment No. 3 to our Registration Statement on Form SB-2/A, File No. 333-142923, which exhibit is incorporated here by reference.
(4)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated December 31, 2005, which exhibit is incorporated here by reference.
(5)	Filed with the SEC as an exhibit, numbered as indicated above, to our annual report on Form 10-K for the year ended December 31, 2003, which exhibit is incorporated here by reference.
(6)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated June 2, 2006, which exhibit is incorporated here by reference.

(7)	Filed with the SEC as an exhibit, numbered as indicated above, to our Registration Statement on Form S-1, File No. 333-137045, which exhibit is incorporated here by reference.
(8)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated January 26, 2007, which exhibit is incorporated here by reference.
(9)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated May 20, 2008, which exhibit is incorporated here by reference.
(10)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated August 28, 2008, which exhibit is incorporated here by reference.
(11)	Filed with the SEC as an exhibit, numbered as indicated above, to our annual report on Form 10-K for the year ended December 31, 2008, which exhibit is incorporated here by reference.
(12)	Filed with the SEC as an exhibit, numbered as indicated above, to our Registration Statement on Form S-3, File No. 333-145988, which exhibit is incorporated here by reference.
(13)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated April 13, 2009, which exhibit is incorporated here by reference.
(14)	Filed with the SEC as an exhibit, numbered as indicated above, to Pre-Effective Amendment No. 1 to our Registration Statement on Form S-1, File No. 333-137045, which exhibit is incorporated here by reference.
(15)	Filed with the SEC as an exhibit, numbered as indicated above, to our quarterly report on Form 10-Q for the quarter ended June 30, 2005, which exhibit is incorporated here by reference.
(16)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated February 6, 2003, which exhibit is incorporated here by reference.
(17)	Filed with the SEC as an exhibit, numbered as indicated above, to our quarterly report on Form 10-Q for the quarter ended September 30, 2005, which exhibit is incorporated here by reference.
(18)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated April 20, 2005, which exhibit is incorporated here by reference.
(19)	Filed with the SEC as an exhibit, numbered as indicated above, to our Registration Statement on Form S-1, File No. 333-137045, which exhibit is incorporated here by reference.
(20)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated December 6, 2005, which exhibit is incorporated here by reference.
(21)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated November 13, 2007, which exhibit is incorporated here by reference. Certain portions of Exhibits 10(w) (10.2) and 10(x) (10.3) were omitted based upon a request for confidential treatment, and the omitted portions were filed separately with the SEC on a confidential basis.
(22)	Filed with the SEC as an exhibit, numbered as indicated above, to our quarterly report on Form 10-Q for the quarter ended March 31, 2009, which exhibit is incorporated here by reference.
(23)	Filed with the SEC as an exhibit, numbered as indicated above, to our annual report on Form 10-K for the year ended December 31, 2006, which exhibit is incorporated here by reference.
(24)	Filed with the SEC as an exhibit, numbered as indicated above, to our quarterly report on Form 10-Q for the quarter ended March 31, 2006, which exhibit is incorporated herein by reference.
(25)	Filed with the SEC as an exhibit, numbered as indicated above, to our second current report on Form 8-K, dated January 26, 2007, which exhibit is incorporated here by reference.
(26)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated September 27, 2007, which exhibit is incorporated here by reference.
(27)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated January 9, 2008, which exhibit is incorporated here by reference.
(28)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated January 19, 2006, which exhibit is incorporated here by reference.
(29)	Filed with the SEC as an exhibit, numbered as indicated above, to our annual report on Form 10-K for the year ended December 31, 2005, which exhibit is incorporated here by reference.
(30)	Filed with the SEC as an exhibit, numbered as indicated above, to our annual report on Form 10-K for the year ended December 31, 2004, which exhibit is incorporated here by reference.

(31)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated August 15, 2007, which exhibit is incorporated here by reference.
(32)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated July 2, 2009, which exhibit is incorporated here by reference.
(33)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated July 1, 2009, which exhibit is incorporated here by reference.
(34)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated July 6, 2009, which exhibit is incorporated here by reference.
(35)	Filed with the SEC as an exhibit, numbered as indicated above, to our Pre-Effective Amendment No. 4 to Registration Statement Form S-4/A, File No. 333-160578, which exhibit is incorporated by reference.
(36)	Filed with the SEC as an exhibit, numbered as indicated above, to our quarterly report on Form 10-Q for the quarter ended June 30, 2009, which exhibit is incorporated here by reference.
(37)	Filed with the SEC as an exhibit, numbered as indicated above, to our current report on Form 8-K dated July 29, 2009, which exhibit is incorporated here by reference.
(38)	Filed as an exhibit, numbered as indicated above, to our current report on Form 8-K, dated July 2, 2009, which exhibit is incorporated here by reference.
(39)	Omitted.
(40)	Filed with the SEC on August 28, 2009 as an exhibit, numbered as indicated above, to our Pre-Effective Amendment No. 2 to Registration Statement on Form S-4/A, File No. 333-160578, which exhibit is incorporated here by reference.
(41)	Filed with the SEC as an exhibit, numbered as indicated above, to our Registration Statement on Form S-8, File No. 333-162733, which exhibit is incorporated here by reference.
(42)	Filed with the SEC as an exhibit, numbered as indicated above, to our Pre-Effective Amendment No. 4 to Registration Statement on Form S-4/A, File No. 333-160578, which exhibit is incorporated here by reference.
(43)	Filed with the SEC as an exhibit, numbered as indicated above, to our Pre-Effective Amendment No. 4 to Registration Statement on Form S-4/A, File No. 333-160578, which exhibit is incorporated here by reference.
(44)	Filed with the SEC on January 7, 2010, as an exhibit, numbered as indicated above, to our current report on 8-K dated December 31, 2009 (subject to confidential treatment as indicated therein).
(45)	Filed with the SEC on January 19, 2010 as an exhibit, numbered as indicated above, to our Pre-Effective Amendment No. 2 to Registration Statement on Form S-1/A, File No. 333-163741, which exhibit is incorporated here by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to registration statement on Form S-1/A to be signed on its behalf by the undersigned, in the City of New York, State of New York, on February 5, 2010.

NEOSTEM, INC.
By /s/ Catherine M. Vaczy Name: Catherine M. Vaczy Title: Vice President and General Counsel

Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
* Robin L. Smith	Director, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	February 5, 2010
* Larry A. May	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	February 5, 2010
* Richard Berman	Director	February 5, 2010
* Steven S. Myers	Director	February 5, 2010
* Drew Bernstein	Director	February 5, 2010
* Eric Wei	Director	February 5, 2010
* Edward C. Geehr, MD	Director	February 5, 2010
* /s/ Catherine M. Vaczy Attorney-in-fact